FIFTH AMENDMENT TO $50,000,000 AMENDED
                          AND RESTATED CREDIT AGREEMENT


         FIFTH AMENDMENT TO $50,000,000 AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 25th day of October, 2000 and entered into among GCI HOLDINGS, INC., an Alaskan corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), as Administrative Agent for itself and the Lenders (the "Administrative Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent and TD SECURITIES (USA), INC. as Syndication Agent.


                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a $50,000,000 Amended and Restated Credit Agreement, dated November 14, 1997, as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998, by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999 and by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 18, 2000 (as amended and as further amended, restated or otherwise modified from time to time, the "Credit Agreement") and a $200,000,000 Amended and Restated Credit Agreement, dated as of November 14, 1997 (as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998 , by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999, and by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 18, 2000, and as further amended, restated or otherwise modified from time to time, the "$200MM Credit Facility");

         WHEREAS, the Borrower has requested that, among other things, certain financial covenants of the Credit Agreement be amended;

         WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         SECTION 1.  Definitions.

                  (a) Definitions, Generally. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  (b) Addition of definition of "Kanas". The definition of "Kanas" shall be added to Article I of the Credit Agreement in alphabetical order as follows:

             "Kanas" means Kanas Telecom, Inc., an Alaska corporation.

                  (c) Addition of definition of "Kanas Closing". The definition of "Kanas Closing" shall be added to Article I of the Credit Agreement in alphabetical order as follows:

             "Kanas Closing" means the consummation of the acquisition by GCI (and the subsequent equity contribution to the Borrower) of (a) the Kanas Notes and (b) not less than 85% of the Capital Stock of Kanas, in each case in accordance with the terms and provisions of
             Section 7.10(j) hereof.

                  (d) Addition of definition of "Kanas Notes". The definition of "Kanas Notes" shall be added to Article I of the Credit Agreement in alphabetical order as follows:

             "Kanas Notes" means those certain promissory notes in the original principal amounts of $85,400,000, dated November 1, 1996, and $896,575.17 dated December 17, 1999, respectively, both payable by Kanas originally to Credit Lyonnais, New York Branch as purchased by, and assigned to, MCI, as further purchased by, and assigned to, GCI, and as further contributed and assigned to the Borrower in accordance with the provisions of Section 7.10 hereof.

         SECTION 2. Effective immediately upon the Kanas Closing, Section 7.01(b) in Article VII of the Credit Agreementshall be amended and restated in its entirety as follows (it being understood that if the Kanas Closing never occurs, Section 7.01(b) of the Credit Agreement shall not be amended hereby):

                  (b) Senior Leverage Ratio. At all times during the term hereof, the Senior Leverage Ratio shall not be greater during the following time periods than the ratio set forth opposite such time periods:

                       Time Period                                Maximum Ratio
                       -----------                                -------------
         From the Closing Date through March 31, 1999             3.50 to 1.00
         April 1, 1999 through December 31, 1999                  3.00 to 1.00

         January 1, 2000 through September 30, 2000               2.75 to 1.00
         October 1, 2000 thru September 30, 2003                  2.50 to 1.00
         October 1, 2003 and thereafter                           2.00 to 1.00

         SECTION 3. Amendment to Section 7.01(e). Effective immediately upon the Kanas Closing, Section 7.01(e) in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows (it being understood that if the Kanas Closing never occurs, Section 7.01(e) of the Credit Agreement shall not be amended hereby):

                  (e) Fixed Charges Coverage Ratio. Commencing January 1, 2002, and at all times thereafter during the term hereof, the Fixed Charges Coverage Ratio shall not be less during the following time periods than the ratio set forth opposite such time periods:

                       Time Period                                Minimum Ratio
                       -----------                                -------------
         From January 1, 2002 through March 31, 2003              1.00 to 1.00
         April 1, 2003 and thereafter                             1.05 to 1.00

         SECTION 4. Amendment to Section 7.01(f). Effective immediately upon the Kanas Closing,] Section 7.01(f) in Article VII of the Credit Agreement shall be amended and restated in its entirety as follows (it being understood that if the Kanas Closing never occurs, Section 7.01(f) of the Credit Agreement shall not be amended hereby):

                  (f) Capital Expenditures. Capital Expenditures (not including any Galaxy X Transponder (as defined in the definition of Operating Cash Flow) purchases) paid or incurred by the Borrower and the Restricted Subsidiaries shall not exceed, in the aggregate, the following amounts during the following years, provided that, any unused portion for any such year may be used during the following fiscal year only (but not thereafter):

                  Fiscal Year                                     Maximum Amount
                  -----------                                     --------------
                  1998                                            $90,000,000
                  1999                                            $35,000,000
                  2000                                            $35,000,000
                  2001                                            $70,000,000
                  January 1, 2002 and thereafter                  Not Applicable

                  In addition, Capital Expenditures for the purpose of purchasing satellite transponders may be made, provided no Default or Event of Default exists or would result therefrom in the aggregate amount throughout the term of this Agreement of $45,000,000 (excluding the Galaxy X Transponder down payment of $9,100,000).

         SECTION 5. Amendment to Section 7.06. Section 7.06 in Article VII of the Credit Agreement is amended and restated in its entirety as follows:

                  7.06. Distributions and Restricted Payments. The Borrower shall not, and shall not permit the Parents or any Restricted Subsidiary to, make any Restricted Payments, other than any Restricted Payment in the form of a Distribution made by any Restricted Subsidiary to any other Restricted Subsidiary or to the Borrower, and other than
         (a) so long as (i) there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, (ii) the Total Leverage Ratio is less than 5.00 to 1.00 both before and after giving effect to any such Restricted Payment and (iii) the date of such Restricted Payment is after September 30, 2000, Restricted Payments made exclusively out of Excess Cash Flow up to a maximum amount of the difference between $15,000,000 in the aggregate over the term of this Agreement, minus the aggregate amount of Investments made in accordance with the terms of Section 7.10(e) hereof over the term of this Agreement, (b) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower may make Restricted Payments in the form of Distributions to GCII in an amount not in excess of cash income Taxes attributable to income from the Borrower and its Restricted Subsidiaries (and GCII may make Restricted Payments in such amounts in the form of Distributions to GCI), and scheduled cash interest payments required to be paid by GCII under the Senior Notes, and GCII may make Restricted Payments in the form of (and not in excess of) scheduled cash interest payments required to be paid by GCII under the Senior Notes, provided that, the Lenders agree that in no event shall the opening phrase of this subsection (b) prohibit the payment of any such Distribution by the Borrower or payment of interest by GCII on the Senior Notes for more than 180 consecutive days in any consecutive 360-day period, unless there exists an Event of Default under Section 8.01(a) hereof (whether by acceleration or otherwise), (c) so long as there exists no Default or Event of Default both before and after giving effect to the payment thereof, payment of Management Fees and amounts due under the Transponder Purchase Agreement for Galaxy X referred to in Section 7.18 hereof, (d) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower or any other GCI Entity (i) may make Restricted Payments on Funded Debt incurred in accordance with the terms of Sections 7.02(b)(but with respect to the Senior Notes, only payments of cash interest which accrues thereon), 7.02(d), 7.02(f)(i), and 7.02(g) hereof, and (ii) may make payments of income Taxes, and (e) after the Kanas Closing, so long as there exists no Default or Event of Default both before and after giving effect to the payment thereof, GCI may make payments and distributions annually in an aggregate amount not to exceed $600,000 a year, to the holders of its Series C 6% Preferred Stock, provided that such payments and distributions permitted to be paid under this subsection
         (e) may only be made out of the aggregate cash proceeds actually received by GCI after January 1, 2000 from the exercise of stock options and stock warrants.

         SECTION 6. Amendment to Section 7.10. Section 7.10 in Article VII of the Credit Agreement is amended and restated in its entirety as follows:

                  7.10. Loans and Investments. The Borrower shall not, and shall not permit any of the other GCI Entities to, make any loan, advance, extension of credit or capital contribution to, or make or have any Investment in, any Person, or make any commitment to make any such extension of credit or Investment, or make any acquisition, except (a) Investments on the Closing Date constituting a $50,000,000 capital contribution to AUSP and other Investments existing on the date hereof and contemplated by the terms of this Agreement, each as shown on
         Schedule 5.13 hereto, (b) Investments in Cash Equivalents, (c) Investments in advances or loans in the ordinary course of business to officers and employees, provided that the aggregate amount of all such Investments made in cash do not exceed in the aggregate $4,000,000 outstanding at any one time, (d) Investments in accounts receivable arising in the ordinary course of business, (e) so long as (i) there exists no Default or Event of Default, both before and after giving effect to the making of such Investments, (ii) the Total Leverage Ratio is less than 5.00 to 1.00 both before and after giving effect to any such Investment and (iii) the date of such Investment is after September 30, 2000, Investments made exclusively out of Excess Cash Flow up to a maximum amount of the difference between $15,000,000 in the aggregate over the term of this Agreement, minus the aggregate amount of Restricted Payments made in accordance with the terms of
         Section 7.06(a) hereof over the term of this Agreement, (f) loans, advances, extensions of credit or capital contributions to, or among, Restricted Subsidiaries and to GCI Transport Co., Inc. and its Subsidiaries in connection with the assignment or other transfer to GCI Transport Co., Inc. or its Subsidiaries of the $9,100,000 deposit made in connection with the Transponder Purchase Agreement for Galaxy X referred to in Section 7.18 hereof (provided the Borrower provides the Administrative Agent with a Pro Forma Compliance Certificate evidencing no Default or Event of Default both before and after the assignment),
         (g) so long as there exists no Default or Event of Default both before and after giving effect to the making of each such Investment, Investments constituting loans and/or advances to AUSP in accordance with the terms of the Keepwell Agreement and the Completion Guaranty as may be evidenced by the Intercompany Notes (collaterally assigned to the Administrative Agent on a first Lien basis), which Investments in an aggregate amount over the term of this Agreement do not exceed $73,000,000, (h) investments in Participation Certificates of CoBank to the extent required pursuant to Section 6.16, (i) so long as (A) there is no Default or Event of Default both before and after giving effect to such Investment or acquisition, (B) for any such acquisition or Investment by the Borrower for which payment is made by issuance of

         Capital Stock of the Borrower for 95% or more of the purchase price, such acquisition or Investment must be in a Person that has four full fiscal quarters historical positive cash flow, (C) if the Capital Stock or assets to be acquired are in a related business in which the Borrower is not currently in, the Borrower provides the Lenders with pro forma projections for such related business, (D) all such Investments and acquisitions are in existing markets of the Borrower and its Restricted Subsidiaries, and (E) all such assets and Properties, including Capital Stock, purchased by the Borrower or any Restricted Subsidiary of the Borrower, shall be subject to first and prior perfected Liens (except for Permitted Liens) in favor of the Administrative Agent and the Lenders securing the Obligations in form and substance substantially identical to the existing collateral documentation, Investments of Capital Stock or acquisitions of assets of Persons engaged in the Borrower's existing lines of business or businesses related thereto not in excess of $5,000,000 in the aggregate for the cash portion for all such Investments or acquisitions, provided that, such $5,000,000 cash portion amount may be increased to $20,000,000 in the aggregate, if the Total Leverage Ratio is less than
         5.00 to 1.00 both before and after giving effect to any such Investment or acquisition and (j) so long as (A) there is no Default or Event of Default both before and after giving effect to such Investment or acquisition, (B) GCI acquires not less than 85% of the Capital Stock of Kanas and 100% of the Kanas Notes, (C) the Kanas Notes and all Capital Stock of Kanas owned by GCI, the Borrower or any other GCI Entity from time to time is immediately upon acquisition thereof pledged and collaterally assigned to secure the Obligations pursuant to a pledge agreement and/or collateral assignment in form substantially similar to those pledge agreements executed previously by the GCI Entities, and the Kanas Notes and such Capital Stock of Kanas are immediately delivered to the Administrative Agent together with stock powers and other items reasonably requested by the Administrative Agent to secure the Obligations, (D) Kanas shall have entered into a lease agreement with Alyeska Pipeline service company on terms and conditions, and pursuant to documentation, satisfactory to the Administrative Agent,
         (E) the aggregate purchase price for such Capital Stock and Kanas Notes does not exceed $10,000,000, and such purchase price is paid exclusively by newly issued 6% Series C Preferred Stock of GCI on terms and conditions acceptable to the Administrative Agent and which such terms do not violate the terms of Section 7.19 hereof,or any other provision of this Agreement and the other Loan Papers, (F) Kanas becomes a Restricted Subsidiary hereunder immediately upon the acquisition of such Capital Stock and is in compliance with all terms and provisions of this Agreement and the Loan Papers immediately upon the acquisition by GCI of the Capital Stock of Kanas, (G) the Administrative Agent has received all other documentation, information and agreements relating to Kanas and the Kanas Notes, and the purchase of the Capital Stock of Kanas and the Kanas Notes, (H) the Administrative Agent has received projections after giving effect to the purchase of the Capital Stock of Kanas and the Kanas Notes demonstrating pro forma compliance with the financial covenants contained in this Agreement throughout the term of this Agreement, (I) GCI promptly after the purchase by it of the Capital Stock of Kanas and the Kanas Notes contributes such Capital Stock and Kanas Notes to the Borrower as common equity, (J) the Capital Stock of Kanas and the Kanas Notes are acquired free and clear of all Liens (except Liens of the Lenders securing the Obligations imposed in accordance with subsection (K) below and Section 2.15 hereof), and (K) Kanas executes a Guaranty of the Obligations in form and substance similar to the existing guaranties executed by the other Restricted Subsidiaries, and otherwise complies fully with the terms of Section 2.15 hereof once acquired, and (L) the Borrower shall have delivered to the Administrative Agent and Lenders legal opinions from counsel to the Borrower and its Restricted Subsidiaries regarding the acquisition of the Capital Stock of Kanas, the acquisition of the Kanas Notes and such other matters as reasonably requested by Special Counsel, including, without limitation, opinions regarding the waivers, consents and amendments in connection with the Indenture and AUSP Credit Agreement, and the related agreements, GCI may acquire the Capital Stock of Kanas and the Kanas Notes and contribute them to the Borrower.

         SECTION 7. Amendment to Section 7.12. Section 7.12 in Article VII of the Credit Agreement is amended and restated in its entirety as follows:

                  7.12. Issuance of Partnership Interest and Capital Stock; Amendment of Articles and By-Laws. Except in connection with the transactions consummated on or prior to the Closing Date, and except as permitted in Section 7.07 hereof, the Borrower shall not, and shall not permit any of the other GCI Entities (other than GCI) to, issue, sell or otherwise dispose of any Capital Stock in such Person, or any options or rights to acquire such partnership interest or capital stock not issued and outstanding on the Closing Date. The Borrower shall not amend its articles of organization or bylaws and the Borrower shall not permit any of the other GCI Entities (other thanGCI in connection with, or in contemplation of, the Kanas Closing) to amend its articles of organization or bylaws or partnership agreement, as applicable, except, so long as there exists no Default or Event of Default both prior to and after giving effect to such amendment, and after written notice to the Administrative Agent, the Borrower or any of the other GCI Entities may make (i) changes to comply with applicable Law and (ii) changes immaterial in nature.

         SECTION 8. Conditions Precedent. This Fifth Amendment shall not be effective until the Administrative Agent shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Fifth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and the Borrower has satisfied the following conditions:

                  (a) the Borrower shall have delivered to the Administrative Agent a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, as amended by this Fifth

         Amendment and the other Loan Papers, (ii) that there exists no Default or Event of Default, and the execution, delivery and performance of this Fifth Amendment will not cause a Default or Event of Default, except those Defaults and Events of Default specifically waived hereby,
         (iii) as to resolutions authorizing the Borrower to execute, deliver and perform this Fifth Amendment and all Loan Papers and to execute and perform all transactions contemplated by this Fifth Amendment, and all other documents and instruments delivered or executed in connection with this Fifth Amendment, (iv) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this Fifth Amendment by the date hereof and (v) that it has received all consents, amendments and waivers from all Persons necessary or required, if any, to (A) enter into this Amendment or (B) effectuate the amendments set forth above, including, without limitation, under the Indenture and related documentation and under the AUSP Credit Agreement and related documentation;

                  (b) the Borrower shall have delivered to the Administrative Agent and Lenders legal opinions from counsel to the Borrower and its Restricted Subsidiaries regarding this Fifth Amendment and such other matters as reasonably requested by Special Counsel, including, without limitation, opinions regarding the waivers, consents and amendments in connection with the Indenture and AUSP Credit Agreement, and the related agreements;

                  (c) the Borrower shall have delivered to the Administrative Agent all documentation relating to the acquisition of the Capital Stock of Kanas and the Kanas Notes;

                  (d) the Borrower shall have paid to the Administrative Agent
         (i) for the account of all Lenders executing this Fifth Amendment in their Specified Percentages, an amendment fee equal to 10 basis points on $192,500,000, and (ii) for its sole account, reimbursement for all costs and expenses and all legal fees incurred by the Administrative Agent in connection with this Fifth Amendment or incurred otherwise on behalf of the Borrower; and

                  (e) the Borrower and the Lenders shall have entered into a fifth amendment to the $200MM Credit Facility on terms substantially identical to the terms of this Fifth Amendment; and

                  (f) the Borrower shall have delivered such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Fifth Amendment and the transactions contemplated hereby.

         SECTION 9. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Fifth Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

         SECTION 10. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 11. Counterparts. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 12. GOVERNING LAW . THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS.

         SECTION 13. CONSENT TO JURISDICTION . THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN PAPERS AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR

CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 14. WAIVER OF JURY TRIAL . THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.


================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

         IN WITNESS WHEREOF, this Fifth Amendment to Amended and Restated Credit Agreement is executed as of the date first set forth above.


                                      GCI HOLDINGS, INC.



                                      /s/
                                      By: John M. Lowber
                                      Its: Secretary/Treasurer

                                      BANK OF AMERICA, N.A., (formerly
                                      NationsBank, N.A.), Individually as a
                                      Lender and as Administrative Agent



                                      /s/
                                      By: Derrick Bell
                                      Its: Vice President

                                      CREDIT LYONNAIS NEW YORK BRANCH, as
                                      Documentation Agent and Individually as a Lender



                                      /s/
                                      By: Jeremy Horn
                                      Its: Vice President

                                      TD SECURITIES (USA), INC., as Syndication
                                      Agent



                                      /s/
                                      By: William J. Burke
                                      Its: Vice President

                                      TORONTO DOMINION (TEXAS), INC.,
                                      Individually as a Lender



                                      /s/
                                      By: Azar S. Azarpour
                                      Its: Vice President

                                      COBANK, ACB, Individually as a Lender



                                      /s/
                                      By: Teresa L. Fountain
                                      Its: Assistant Corporate Secretary




                                      By:
                                      Its:

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      Individually as a Lender



                                      /s/
                                      By: Brian P. Ward
                                      Its: Manager-Operations

                                      UNION BANK OF CALIFORNIA, N.A.,
                                      Individually as a Lender



                                      /s/
                                      By: Keith M. Wilson
                                      Its: Vice President

                                      BANK OF HAWAII, Individually as a Lender



                                      /s/
                                      By: Luke Yeh
                                      Its: Vice President

                                      THE BANK OF NEW YORK, Individually as a
                                      Lender



                                      /s/
                                      By: Gerry Granovsky
                                      Its: Vice President

                                      BNP PARIBAS (successor by merger to
                                      PARIBAS and BANQUE NATIONALE DE PARIS),
                                      Individually as a Lender



                                      /s/
                                      By: Serge Desrayaud
                                      Its: Media and Telecom Asset Management
                                           Company Head



                                      /s/
                                      By: Gregg W. Bonardi
                                      Its: Vice President

                                      CITY NATIONAL BANK, Individually as a
                                      Lender



                                      /s/
                                      By: Patrick M. Drum
                                      Its: Vice President

                                      FLEET NATIONAL BANK, Individually as a
                                      Lender



                                      /s/
                                      By: Denis D. Hamboyan
                                      Its: Director

                                      THE FUJI BANK, LIMITED, LOS ANGELES
                                      AGENCY, Individually as a Lender



                                      /s/
                                      By: Shinzo Neshitate
                                      Its: Senior Vice President and Manager

                                      THE SUMITOMO BANK, LIMITED, Individually as a Lender



                                      /s/
                                      By: Suresh S. Tata
                                      Its: Senior Vice President

                                      NATIONAL BANK OF ALASKA, Individually as a
                                      Lender



                                      /s/
                                      By: Brent Ulmer
                                      Its: Vice President

                                      ALLFIRST BANK, Individually as a Lender



                                      /s/
                                      By: Michael C. Toomey
                                      Its: Vice President